Exhibit 10.15
August 9, 2023

Wheels Up Partners LLC
601 West 26th Street, Suite 900
New York, NY 10001
Attention: Chief Financial Officer and Chief Legal Officer

    Re:    Principal and Interest Payment Due July 17, 2023

Ladies and Gentlemen:

Reference is made to: (i) those certain Trust Indenture and Mortgages, dated as of October 14, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Indentures” and each an “Indenture”), between Wheels Up Partners LLC, as Owner (the “Owner”), and Wilmington Trust, National Association, as Mortgagee (the “Mortgagee”), in respect of those certain Equipment Notes issued pursuant to that certain Note Purchase Agreement, dated as of October 14, 2022 (as amended, restated, supplemented, or otherwise modified from time to time), among the Owner, Wilmington Trust, National Association, as Subordination Agent (the “Subordination Agent”), and Wheels Up Class A-1 Loan Trust 2022-1 (the “Note Holder”) and (ii) that certain Loan Agreement, dated as of October 14, 2022 (as amended, restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”), among the Note Holder, as Borrower (the “Borrower”), Wilmington Trust, National Association as facility agent (the “Facility Agent”) and the lenders from time to time party thereto (the “Lenders”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Indentures or the Loan Agreement, as applicable.

Reference is also made to: (i) that certain consent Letter dated as of July 31, 2023 regarding the Principal and Interest Payment Due July 17, 2023, among the Facility Agent, the Security Trustee, the Mortgagee, the Subordination Agent, the Loan Trustee, the Borrower, the Note Holder, the Owner and the Lenders, pursuant to which, solely with respect to the payment of principal, interest and Prepayment Premium, if any, that (prior to giving effect to the grace period) was scheduled to be paid by the Owner to the Mortgagee on July 17, 2023 (the “Scheduled Payment Date”) under the Equipment Notes, the grace period for such Scheduled Payment Date under Section 5.01(i) of each Indenture was extended until August 4, 2023 and (ii) that certain consent Letter dated as of August 4, 2023 regarding the Principal and Interest Payment Due July 17, 2023, among the Facility Agent, the Security Trustee, the Mortgagee, the Subordination Agent, the Loan Trustee, the Borrower, the Note Holder, the Owner and the Lenders, pursuant to which, solely with respect to the payment of principal, interest and Prepayment Premium, if any, that (prior to giving effect to the grace period) was scheduled to be paid by the Owner to the Mortgagee on the Scheduled Payment Date under the Equipment Notes, the grace period for such Scheduled Payment Date under Section 5.01(i) of each Indenture was extended until August 7, 2023.

You have requested that the Mortgagee and the Borrower (as a Note Holder) extend, solely with respect to the Scheduled Payment Date under the Equipment Notes, a grace period extension until Friday, August 11, 2023 at 11:59 pm (New York, NY time), such that an Event of Default, and the rights of the Mortgagee and/or Note Holders to declare all the Equipment Notes to be due and payable and/or exercise any remedies that each may have against the Owner or any Guarantor (as defined in the Indentures) or their respective assets and properties with respect to the payment of principal, interest and Prepayment Premium, if any, under any Equipment Note on the Scheduled Payment Date, shall only be triggered upon failure of the Owner to pay principal of, interest on or Prepayment Premium, if any, under any Equipment Note when due, and such failure shall continue unremedied past Friday, August 11, 2023 at 11:59 pm (New York, NY time) (the “Grace Period Extension”).

Pursuant to: (i) Section 5.2 of the Loan Agreement, the Borrower (A) will not permit any party to any Operative Agreement to be released from such obligations except as permitted or contemplated by the terms of such documents, (B) shall enforce its rights as a Note Holder in accordance with the Financing Agreements and exercise all of its rights under the Financing Agreements as directed by the Security Trustee (acting at the direction of the Majority Lenders), and (C) shall not give any consent, grant any waiver or modify any provisions of any Financing Agreement without the prior written consent of the Security Trustee (acting at the direction of the Majority Lenders or such other requisite Lenders as expressly required), (ii) Section 7.12 of the Loan Agreement, the Borrower (in its capacity as a Note Holder) shall not consent to or grant any waiver in respect of any Operative Agreement without the prior written instruction of the Facility Agent (acting at the direction of the Majority Lenders), (iii) Section 8.6 of the Loan Agreement, any amendment to any Operative Agreement, to the extent requiring the consent of the Borrower (in its capacity as a Note Holder) or the Facility Agent, may only be amended with the consent of the Majority Lenders, and (iv) Section 10.01 of the Indentures, the Mortgagee shall not enter into any amendment, waiver or modification of, supplement or consent to the Indentures or any Operative Agreement, unless such supplement, amendment, waiver, modification or consent is consented to in writing by a Majority in Interest of Note Holders or upon the written request of a Majority in Interest of Note Holders.
Pursuant to Sections 5.2, 7.12 and 8.6 of the Loan Agreement, Section 10.01 of the Indentures and any other applicable provision of the Financing Agreements and the Operative Agreements, the Majority Lenders hereby agree to permit the Grace Period Extension, subject to satisfaction of the Conditions (as defined below), and so mutually direct and instruct Wilmington Trust, National Association, in its capacity as the Security Trustee, the Mortgagee, the Subordination Agent, the Loan Trustee and the Facility Agent, as applicable, and Wheels Up Class A-1 Loan Trust 2022-1, as the Borrower and the Note Holder, as applicable, to consent to and permit the Grace Period Extension, and Wilmington Trust, National Association, in its capacity as the Security Trustee, the Mortgagee, the Subordination Agent, the Loan Trustee and the Facility Agent, as applicable, and Wheels Up Class A-1 Loan Trust 2022-1, as the Borrower and the Note Holder, as applicable, hereby consent to and permit the Grace Period Extension, in each case as conclusively evidenced by execution of this letter (this “Letter”), and Wilmington Trust, National Association, in its capacity as the Subordination Agent, to execute the subordination agreement referenced under “Conditions” below.

Subject to satisfaction of the following conditions (the “Conditions”), each in form and substance satisfactory to the Majority Lenders, the Mortgagee, the Loan Trustee, the Facility Agent, the Note Holder and the Borrower, the parties hereto hereby agree, in accordance with Sections 5.2, 7.12 and 8.6 of the Loan Agreement, Section 10.01 of the Indentures and any other applicable provision of the Financing Agreements and the Operative Agreements, to permit the Grace Period Extension:
(a)receipt of this Letter duly executed by the Majority Lenders, the Owner, the Security Trustee, the Subordination Agent, the Mortgagee, the Loan Trustee, the Facility Agent, the Note Holder and the Borrower;
(b)the Owner has received $15,000,000 in financing commitments (the “Bridge Commitments”) from Delta Air Lines, Inc. or an affiliate thereof (the “Bridge Lender”), which are to be secured only by the assets listed on Annex 1 hereto (the “Aircraft Collateral”) and certain other unencumbered collateral (collectively, the “Bridge Collateral”); and

(c)the Lenders shall have received from the Bridge Lender a subordination agreement in favor of the Lenders with respect to the Bridge Collateral (which shall provide for, among other things (i) consent of the Bridge Lender to priming of the Bridge Collateral by any "debtor in possession" financing provided (or supported) by the Lenders and the Bridge Lender shall not object to any such "debtor in possession facility", (ii) customary "silent" second or junior creditor rights of the Bridge Lender in the Bridge Collateral and (iii) a standstill period of 5 Business Days before the Bridge Lender shall be entitled to exercise any remedies against the Bridge Collateral).

As consideration for the Majority Lenders agreement to permit the Grace Period Extension, the Owner hereby agrees to the covenants set forth on Annex 2 hereto, provided that, upon consummation of a Qualifying Transaction (as defined on Annex 3), (i) such covenants shall terminate and be replaced with the covenants listed on Annex 3, (ii) the covenant set forth in Section 6(e) of the Notes Guarantee (as defined in the Note Purchase Agreement) shall be deleted in its entirety and (iii) to the extent the maturity date of any debt issued pursuant to such Qualifying Transaction is prior to the maturity date of any of the notes issued under the Indentures, then the maturity date of such notes shall be modified to provide for a springing maturity that occurs ninety (90) days prior to such maturity in the event such debt is then outstanding (and to provide that the Prepayment Premium shall be payable in the event that the springing maturity occurs). The parties hereto agree that any breach of such covenants shall result in the immediate termination of the grace period extended by the Grace Period Extension. The Owner hereby represents and warrants to the parties hereto that the Owner is in compliance with its obligations under each Engine Maintenance Agreement (as defined in each Indenture) and that all payments (other than de minimis payments) required to be made by or on behalf of the Owner have been made, and that no such Engine Maintenance Agreement has been amended, modified or supplemented since October 14, 2022 in a manner adverse to the Lenders.
In connection with this Letter and the transactions contemplated hereby, including any workout, restructuring, enforcement of rights or other Default or Event of Default under the Operative Agreements, the Owner shall be responsible for the prompt payment of reasonable and documented out-of-pocket fees and expenses of the Lenders including the reasonable and documented fees and expenses of outside counsel and financial advisors, but limited, in the case of fees and expenses of outside counsel and financial advisors, to the reasonable and documented fees and expenses of (x) one primary outside counsel (initially Milbank LLP) and one local counsel in each relevant jurisdiction, (y) one financial advisor (which shall initially be Evercore Group L.L.C. (“Evercore”) pursuant to the terms of that certain engagement letter dated as of July 19, 2023 between Evercore and Milbank LLP and agreed by Wheels Up Experience, Inc.) and (z) one aviation advisor (initially Alton Aviation Consultancy LLC). In addition, the Owner shall also be responsible for the prompt payment of reasonable and documented out-of-pocket fees and expenses of the Mortgagee, the Noteholder, the Subordination Agent and the Facility Agent including the reasonable and documented fees and expenses of their outside counsel and financial advisors.
Except as expressly set forth herein, the text of the Indentures and the Loan Agreement shall remain unchanged and in full force and effect. No amendment, consent, extension or waiver by the Mortgagee or the Borrower (as a Note Holder) under the Indentures is granted or intended except as expressly set forth herein, and the Mortgagee and the Borrower (as a Note Holder) require strict compliance with the terms of the Indentures in all other respects. Except as expressly set forth herein, the extension agreed to herein shall not constitute a modification of the Indentures, or a course of dealing with the Mortgagee or the Borrower (as a Note Holder) at variance with the Indentures, such as to require further notice by the Mortgagee or the Borrower (as a Note Holder) to require strict compliance with the terms of the Indentures in the future.

The extension set forth herein is a one-time extension and shall not be construed as an agreement to waive any similar future requirement.
THIS LETTER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS LETTER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

The jurisdiction and waiver of right to trial by jury provisions in Section 8.14 of the Loan Agreement are incorporated herein by reference, mutatis mutandis.

This Letter may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Letter by fax transmission, e-mail or electronic method of transmission (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart of this Letter.

This Letter shall constitute an Operative Agreement as defined in the Indentures.

[Remainder of this page intentionally left blank]

Exhibit 10.15
Sincerely,

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Facility Agent, Security Trustee, Mortgagee, Subordination Agent and Loan Trustee

By: /s/ Matthew Jorjorian
Name: Matthew Jorjorian
Title: Vice President

WHEELS UP CLASS A-1 LOAN TRUST 2022-1,
as Class A-1 Trust, Borrower and Note Holder

By: Wilmington Trust, National Association,
as Trustee

By: /s/ Matthew Jorjorian
Name: Matthew Jorjorian
Title: Vice President

Agreed and acknowledged:

WHEELS UP PARTNERS LLC,
as Owner

By: /s/ Todd Smith
Name: Todd Smith
Title: Chief Financial Officer

BAIN CAPITAL CREDIT MANAGED ACCT (VFMC) L P,
as Lender
By: Bain Capital Distressed and Special Situations 2019 Investors, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (BC), L.P..
as Lender
By: Bain Capital Credit Managed Account (BC) General Partner, LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (HAYMAN), SCSP,
as Lender
By: Capital Credit Managed Account (Hayman) General Partner, SARL
its general partner

By: /s/ Thibault Corlay
Name: Thibault Corlay
Title: Manager

BAIN CAPITAL CREDIT MANAGED ACCOUNT (Q) L.P.,
as Lender
By: Bain Capital Credit Managed Account General Partner (Q), LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL GSS 2022 (A), L.P.,
as Lender
By: Bain Capital GSS 2022 General Partner, LLC,
its general partner
By: Bain Capital Credit Member III, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL GSS 2022 (B) SCSP,
as Lender
By: Bain Capital GSS 2022 General Partner, LLC,
its general partner
By: Bain Capital Credit Member III, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2019 (F), L.P.,
as Lender
By: Bain Capital Distressed and Special Situations 2019 Investors, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL DISTRESSED AND SPECIAL SITUATIONS 2019 (F), L.P.,
as Lender
By: Bain Capital Distressed and Special Situations 2019 Investors, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (A), L.P.,
as Lender
By: Bain Capital Credit Managed Account (A) General Partner, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

FUTURE FUND BOARD OF GUARDIANS,
as Lender
By: Bain Capital Credit, LP,
as Investment Manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

FUTURE FUND BOARD OF GUARDIANS FOR AND ON BEHALF OF MEDICAL RESEARCH FUTURE FUND.
as Lender
By: Bain Capital Credit, LP,
as Investment Manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (PSERS), L.P.,
as Lender
By: Bain Capital Credit Managed Account Investors, LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (FSS), L.P.,
as Lender
By: Bain Capital Credit Managed Account Investors (FSS), L.P.,
its general partner
By: Bain Capital Credit Member, LLC,
its general partner

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

RETAIL EMPLOYEES SUPERANNUATION TRUST,
as Lender
By: Bain Capital Credit, LP,
as manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (BLANCO), L.P.,
as Lender
By: Bain Capital Credit Managed Account Investors (Blanco), LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

CMAC FUND 1, L.P.,
as Lender
By: Bain Capital Credit Managed Account Investors (CMAC Fund 1), LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT DISLOCATION FUND (B), L.P.,
as Lender
By: Bain Capital Credit Dislocation Fund General Partner, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL TOTAL RETURN CREDIT, L.P.,
as Lender
By: Bain Capital Total Return Credit General Partner, LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL GLOBAL DIRECT LENDING 2021 (L MASTER), L.P.,
as Lender
By: Bain Capital Global Direct Lending 2021 (L) General Partner, LLC,
its general partner
By: Bain Capital Credit Member II, Ltd.,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BAIN CAPITAL CREDIT MANAGED ACCOUNT (HAYMAN), SCSP
as Lender
By: Capital Credit Managed Account (Hayman) General Partner, SARL,
its general partner

By: /s/ Thibault Corlay
Name: Thibault Corlay
Title: Manager

BAIN CAPITAL GLOBAL DIRECT LENDING (E), L.P.,
as Lender
By: Bain Capital Global Direct Lending (E) General Partner, LLC,
its general partner
By: Bain Capital Credit Member, LLC,
its manager

By: /s/ Rohan Kapoor
Name: Rohan Kapoor
Title: Senior Vice President and
Head of Operations

BARINGS BDC, INC.
as Lender
By: Barings LLC,
its Investment Adviser

By: /s/ George Stone
Name: George Stone
Title: Managing Director

BARINGS CAPITAL INVESTMENT CORPORATION,
as Lender
By: Barings LLC,
its Investment Adviser

By: /s/ George Stone
Name: George Stone
Title: Managing Director

BARINGS PRIVATE CREDIT CORPORATION,
as Lender
By: Barings LLC,
its Investment Adviser

By: /s/ George Stone
Name: George Stone
Title: Managing Director

MSD PRIVATE CREDIT OPPORTUNITY MASTER (ECI) FUND, L.P.,
as Lender

By: /s/ Marcello Liguori
Name: Marcello Liguori
Title: Authorized Signatory

MSD PCOF PARTNERS LXXXIII, LLC,
as Lender

By: /s/ Marcello Liguori
Name: Marcello Liguori
Title: Authorized Signatory

MSD SBAFLA FUND, L.P.,
as Lender

By: /s/ Marcello Liguori
Name: Marcello Liguori
Title: Authorized Signatory

MSD PRIVATE CREDIT OPPORTUNITY MASTER (ECI) FUND 2, L.P.,
as Lender

By: /s/ Marcello Liguori
Name: Marcello Liguori
Title: Authorized Signatory

Annex 1
Aircraft Collateral

DESCRIPTION OF PROPELLERS

Two (2) Hartzell model HC- B4MP3C propellers bearing manufacturer’s serial numbers FWA6291 and FWA5827 (collectively the “Propellers”).

DESCRIPTION OF AIRFRAMES AND ENGINES

U.S. Registration No.	Airframe Manufacturer & Model (IR Description)	Airframe Serial Number	Engine Manufacturer & Model (IR Description)	Engine Serial Numbers (IR Description)
N18650	Cessna model 525B (shown on the IR as CESSNA model 525B)	525B0343	Williams International Company, L.L.C. model FJ44-3A (shown on the IR as WILLIAMS INTERNATIONAL CO LLC model FJ44-3A)	141721 and 141720 (shown on the IR as 141721 and 141720)
N225SB	Raytheon Aircraft Company model 400A (shown on the IR as RAYTHEON AIRCRAFT COMPANY model 400A)	RK-510	Pratt & Whitney Canada model JT15D-5R (shown on the IR as PRATT & WHITNEY CANADA model JT15D SERIES)	PCE-JG0003 and PCE-JG0005 (shown on the IR as JG0003 and JG0005)
N362EA	Raytheon Aircraft Company model 400A (shown on the IR as RAYTHEON AIRCRAFT COMPANY model 400A)	RK-486	Pratt & Whitney Canada model JT15D-5R (shown on the IR as PRATT & WHITNEY CANADA model JT15D SERIES)	PCE-JG0201 and PCE-JG0202 (shown on the IR as JG0201 and JG0202)
N478PJ	Cessna model 750 (shown on the IR as CESSNA model 750)	750-0014	Rolls Royce (aka Allison) model AE 3007C (shown on the IR as ROLLS ROYCE model AE3007C)	CAE-330027 and CAE-330028 (shown on the IR as CAE330027 and CAE330028)

N708M	Cessna model 560XL (shown on the IR as CESSNA model 560 Excel)	560-5194	Pratt & Whitney Canada model PW545A (shown on the IR as PRATT & WHITNEY CANADA model PW500 SERIES)	PCE-DB0585 and PCE-DB0541 (shown on the IR as DB0585 and DB0541)
N750VP	Cessna model 750 (shown on the IR as CESSNA model 750)	750-0022	Rolls Royce (aka Allison) model AE 3007C (shown on the IR as ROLLS ROYCE model AE3007C)	CAE-330058 and CAE-330045 (shown on the IR as CAE330058 and CAE330045)
N88CA	Raytheon Aircraft Company model 400A (shown on the IR as RAYTHEON AIRCRAFT COMPANY model 400A)	RK-282	Pratt & Whitney Canada model JT15D-5 (shown on the IR as PRATT & WHITNEY CANADA model JT15D SERIES)	PCE-JA0342 and PCE-JA0345 (shown on the IR as JA0342 and JA0345)
N948TX	Cessna model 750 (shown on the IR as CESSNA model 750)	750-0149	Rolls Royce (aka Allison) model AE 3007C (shown on the IR as ROLLS ROYCE model AE3007C)	CAE-330304 and CAE-330120 (shown on the IR as CAE330304 and CAE330120)
N808UP	Beechcraft Corp model B300 (shown on the IR as BEECHCRAFT CORPORATION model B300)	FL-893	Pratt & Whitney Canada model PT6A-60A (shown on the IR as PRATT & WHITNEY CANADA model PT6A SERIES)	PCE-PK1820 PCE-PK1821 (shown on the IR as PK1820 AND PK1821)

Annex 2
Covenants

1.Indebtedness. No Group Member will create, incur, assume, or suffer to exist any indebtedness for borrowed money, except:
(a)    the Bridge Commitments (and/or any loans thereunder) in an aggregate principal amount not to exceed $15,000,000;
(b)    indebtedness evidenced by the Equipment Notes and the Loan Agreement;
(c)    obligations under any agreement governing the provision of treasury or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services, in each case, incurred in the ordinary course of business;
(d)    other indebtedness in an amount not to exceed $250,000;
(e)     indebtedness in respect of customer deposits and advance payments received in the ordinary course of business from customers for goods or services purchased in the ordinary course of business;
(f)    indebtedness existing as of the date hereof; and
(g)    indebtedness between the Group Members.
2.    Liens. No Group Member will create, incur, assume, or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including Accounts) or rights in respect of any thereof, except:
(a)    Liens created pursuant to the Indentures or to otherwise secure the indebtedness owing under the Loan Agreement;
(b)    Liens on the Bridge Collateral to secure indebtedness permitted under clause 1(a) above;
(c)    Permitted Encumbrances;
(d)    Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction covering only the items being collected upon;
(e)    other Liens approved in writing by the Majority Lenders in their sole discretion; and
(f)    Liens existing as of the date hereof.
3. Fundamental Changes and Dispositions.

(a)    No Group Member will merge into or consolidate or amalgamate with any other Person, or permit any other Person to merge into or consolidate or amalgamate with it, or otherwise Dispose of all or substantially all of its assets, or all or substantially all of the stock of any of its subsidiaries that is a Group Member (in each case, whether now owned or hereafter acquired), or liquidate or dissolve.
(b)    No Group Member will consummate a Division as the Dividing Person, without the prior written consent of the Majority Lenders.
(c)    No Group Member will engage to any material extent in any business other than businesses of the type conducted by the Group Members on the date hereof and businesses reasonably related, complementary or ancillary thereto.
(d)    No Group Member will Dispose of any material assets or material rights without the consent of the Majority Lenders.
4. Minimum Available Cash.
(a)    The available cash of Owner (excluding Air Partner Limited and its subsidiaries) shall not be less than $5,000,000 as of 5:00 p.m. (New York City time) on any date.
(b)    The Owner shall provide daily written updates to the Lenders as to the available cash of Owner (excluding Air Partner Limited and its subsidiaries) by 5:30 p.m. (New York City time).
5. Budget. The Owner shall provide to the Lenders no later than 5:00 p.m. (New York City time) on August 8, 2023, an updated budget assuming commencement of a Chapter 11 case and receipt of a $30,000,000 DIP financing on terms substantially similar to those discussed among Owner and the Lenders.
6. Payroll. All payroll obligations of Wheels Up Experience, Inc., the Owner and any of their respective subsidiaries that are due and payable on August 10, 2023 shall be paid no later than 5:00 p.m. (New York City time) on August 10, 2023.
7. Certain Definitions. For purposes of this Letter, the following capitalized terms shall have the following meanings:
“Group Member” means Wheels Up Experience Inc. and each of its subsidiaries.
“Disposition” or “Dispose” means the sale, transfer, license, lease, abandonment or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division or otherwise) of any property by any Person (including any sale and leaseback transaction and any issuance of Equity Interests by a subsidiary of such person), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
“Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
“Permitted Encumbrances” means the following Liens, and with respect to clause (d), solely to the extent such Liens arose and were enforceable against the Company or any other Group Member prior to the date hereof:
(a)    Liens imposed by law for Taxes that are not yet due or are being contested in good faith;
(b)    carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty days or are being contested in good faith;
(c)    pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;
(d)    easements, zoning restrictions, rights of way and similar encumbrances and restrictions on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not interfere with the ordinary conduct of business of any Group Member;
(e)    Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks not given in connection with the issuance of indebtedness, (ii) relating to pooled deposit or sweep accounts of the Owner or any other Group Member to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Owner or any other Group Member or (iii) relating to purchase orders and other agreements entered into with customers of the Owner or any other Group Member in the ordinary course of business; and
(f)    Liens arising from precautionary UCC filings regarding “true” operating leases or the consignment of goods to a Group Member.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

Annex 3
Qualifying Transaction

1. Minimum Available Cash.

(a)The aggregate available cash of Owner and other Group Members shall not be less than $75,000,000 as of 5:00 p.m. (New York City time) on any date (it being agreed that a breach of this covenant shall, subject to and following a three (3) day cure period, constitute an Event of Default).

(b)At the request of any Lender or the Facility Agent from time to time, the Owner shall provide a written confirmation to the Lenders as to the available cash of Owner as of 5:00 p.m. (New York City time) of the most recently completed business day.

2. EETC Expense Reserve Account. Upon the consummation of a Qualifying Transaction, the Owner shall deposit in an account in the name of the Security Trustee, an amount equal to $10,000,000, as collateral security for the obligations of the Owner under the Operative Agreements.

3. Additional Definitions. For purposes of this Letter, the following capitalized terms shall have the following meanings:

“Qualifying Transaction” means an equity investment or debt or other financing (or series of financings) in which the Owner or Wheels Up Experience Inc. receives at least $350,000,000 in aggregate cash, provided that, pursuant to the terms of such transaction, (i) no amortization or principal payments with respect to such financing (or series of financings) shall be permitted to the extent any such amortization or principal payment would result in the weighted average life of such financing (or series of financings) being less than the weighted average life of the Equipment Notes (taken as a whole), (ii) no cash payments of interest or other amounts (other than amortization permitted pursuant to clause (i) above and customary and reasonable fees and expenses) shall be payable or owing in respect of such financing (or series of financings) until the earlier of the maturity date of the applicable financing (or series of financings) and April 15, 2030 and (iii) to the extent secured by any collateral that also secures the obligations owing to the Facility Agent, the Security Trustee, the Mortgagee, the Subordination Agent, the Loan Trustee, the Borrower, the Note Holder and/or the Lenders, such security shall be expressly junior in priority and subordinate in all respects to the security interests of the foregoing pursuant to a customary intercreditor agreement. For the avoidance of doubt, any transaction that satisfies the foregoing criteria shall not separately be required to satisfy the requirements of “Junior Lienholder Obligations” in order to be permitted under the terms of the Indentures.

4. Qualifying Transaction Consent. Notwithstanding anything to the contrary contained in the Indenture or any financing document ancillary or related thereto, the junior lien described under the definition of Qualifying Transaction above shall be permitted under the terms of the Indentures.